EXECUTION COPY


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                             SERVICES

                            AGREEMENT

                             Between

                     BNP U.S. Funding L.L.C.

                               and

                    Banque Nationale de Paris,
                acting through its New York Branch





                         ----------------

                   Dated as of December 5, 1997




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                         TABLE OF CONTENTS

                                                                 Page
Section 1.  Definitions....................................       -1-
Section 2.  Duties of Administrator........................       -2-
Section 3.  Compensation...................................       -3-
Section 4.  Records........................................       -4-
Section 5.  Tax Status and Compliance......................       -4-
Section 6.  Representations, Warranties and Covenants
            of Company.....................................       -4-
Section 7.  Representations and Warranties of
            Administrator..................................       -5-
Section 8.  Other Activities of the Administrator..........       -7-
Section 9.  Binding Effect; Assignment.....................       -7-
Section 10. Liability and Indemnity of the Administrator...       -7-
Section 11. No Joint Venture or Partnership................       -7-
Section 12. Notices........................................       -7-
Section 13. Severability...................................       -8-
Section 14. Governing Law..................................       -8-



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                        SERVICES AGREEMENT

           THIS AGREEMENT is made as of this December 5, 1997 between BNP U.S. Funding L.L.C., a Delaware limited liability company (the "Company"), and Banque Nationale de Paris, acting through its New York Branch (the "Administrator"). Capitalized terms used herein shall have the meanings set forth in Section 1 of this Agreement.

           WHEREAS, the Company desires to obtain the administrative and managerial assistance as provided for herein;
and

           WHEREAS, the Administrator desires to provide the administrative and managerial assistance for the Company subject to the control and supervision of the Board of Directors, on the terms and conditions hereinafter set forth;

           NOW THEREFORE, the parties hereto agree as follows:

           Section 1. Definitions. As used herein, the following terms shall have the respective meanings set forth below:

           "Administrator" has the meaning set forth in the forepart of this Agreement.

           "Agreement" means this Services Agreement, as amended, modified and supplemented from time to time.

           "Company's Charter" means the Amended and Restated
Limited Liability Company Agreement of BNP U.S. Funding L.L.C., including the by-laws attached as an annex thereto, dated as of December 5, 1997.

           "Code" means the United States Internal Revenue Code of 1986, as amended.

           "Company" has the meaning set forth in the forepart of this Agreement.

           "Person" means and includes individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, limited liability companies, joint ventures, associations, consortia, companies, trusts, banks, trust companies, land trusts, common law trusts, business trusts or other entities, governments and agencies and political subdivisions thereof.

           "Securities" means any securities purchased by the Company.

           Section 2. Duties of Administrator. The Administrator shall provide the following services:

           (a) at any time when the Series A Preferred Securities are not registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the
               "Exchange Act"), maintain the Company's portfolio of securities in


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               accordance with the Base Investment Guidelines and
               the Additional Investment Guidelines (as set forth in the Company's Charter);

           (b) at any time when the Series A Preferred Securities are registered under Section 12(g) of the Exchange Act, manage the Company's portfolio of securities in accordance with the Base Investment Guidelines;

           (c) assist the Company, at its request, in establishing and providing necessary services for the Company, including executive, administrative, accounting, stockholder relations, secretarial, recordkeeping, copying, telephone, mailing and distribution facilities;

           (d) provide the Company with office space, conference room facilities, office equipment and personnel necessary for the services to be performed by the Administrator hereunder;

           (e) assist the Company, at its request, in arranging for insurance for the Company including liability insurance, errors and omissions policies and officers and directors policies which shall cover and insure the Company, members of the Board of Directors and the officers of the Company in amounts and with deductibles and insurers approved by the Board of Directors;

           (f) assist the officers of the Company (i) in maintaining proper books and records of the Company's affairs and (ii) furnishing or causing to be furnished to the Board of Directors such periodic reports and accounting information as may be required from time to time by the Board of Directors, including, but not limited to, quarterly reports of all income and expenses of and dividends and other distributions by the Company; and

           (g) as reasonably requested by the officers of the Company, make reports to the Company of its performance of the foregoing services and furnish administration with respect to other aspects of the business of the Company.

           Section 3. Compensation. The Administrator shall be entitled to an annual fee of $ 50,000 for the services provided by it hereunder. The Administrator shall not be entitled to reimbursement for overhead or other expenses incurred by it. The Company shall bear directly all out-of-pocket expenses incurred by it.

           Section 4. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, and such books of account and records shall be accessible for inspection by the Board of Directors or representatives of the Company at all times.

           Section 5. Tax Status and Compliance. The
Administrator shall consult and work with the Company's legal counsel in maintaining the Company's status as a partnership for U.S. federal income tax purposes. Notwithstanding any other provisions of this Agreement to


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the contrary, the Administrator shall refrain from any action which, in its reasonable judgment or in the judgment of the Board of Directors (of which the Administrator has received written notice), would adversely affect the Company's tax status or which would violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Company or its securities, or which would otherwise not be permitted by the Company's Charter. Furthermore, the Administrator shall take any action which, in the judgment of the Board of Directors (of which the Administrator has received written notice), may be necessary to maintain the Company's tax status or prevent the violation of any law or regulation of any governmental body or agency having jurisdiction over the Company or its securities.

           Section 6. Representations, Warranties and Covenants of Company. As of the date hereof, the Company warrants and represents to, and covenants and agrees with, the Administrator as follows:

           (a) Due Organization and Authority. The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the state of Delaware. The Company has full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement has been duly executed and delivered and constitutes the valid, legal, binding and enforceable obligation of the Company subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder, regardless of whether such enforcement is sought in a proceeding in equity or at law; and all requisite action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms.

           (b) No Conflicts. Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Company's Charter or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.

           (c) Ability to Perform. The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant made by it in this Agreement.

           (d) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of, or compliance by the Company with, this Agreement as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the date hereof.


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           (e) Assistance. To the extent reasonably practicable,
the Company shall cooperate with and assist the Administrator as reasonably requested by the Administrator, in carrying out Administrator's covenants, agreements, duties and responsibilities hereunder and in connection therewith shall execute and deliver all such papers, documents and instruments as may be necessary and appropriate in furtherance thereof.

           Section 7. Representations and Warranties of
Administrator. As of the date hereof, the Administrator warrants and represents to, and covenants and agrees with, the Company as follows:

           (a) Due Organization and Authority. The Administrator is a societe anonyme (limited liability corporation) duly organized, validly existing and in good standing under the laws of The Republic of France, acting through its New York Branch which is duly licensed as a branch of a foreign bank by the Superintendent of Banks of the State of New York; the Administrator has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Administrator and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, legal, binding and enforceable obligation of the Administrator subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder, regardless of whether such enforcement is sought in a proceeding in equity or at law; and all requisite legal action has been taken by the Administrator to make this Agreement valid and binding upon the Administrator in accordance with its terms.

           (b) No Conflicts. Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Administrator's statuts (by-laws) or any legal restriction or any agreement or instrument to which the Administrator is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Administrator or its property is subject.

           (c) Ability to Perform. The Administrator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

           (d) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Administrator of or compliance by the Administrator with this Agreement, or if required, such approval has been obtained prior to the date hereof.

           Section 8. Other Activities of the Administrator.
Nothing herein contained shall prevent the Administrator, an affiliate of the Administrator or an officer, a director, employee or stockholder of the Administrator from engaging in any activity.


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           Section 9. Binding Effect; Assignment. This Agreement
shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. Neither party may assign this Agreement or any of its respective rights or obligations hereunder, not may the Administrator delegate any of its rights or duties hereunder without the prior written consent of the other party to this Agreement; provided that any delegation of such rights or duties shall not release the Administrator from its obligations hereunder and the Administrator shall remain responsible hereunder for all acts and omissions of any delegee as if such acts or omissions were those of the Administrator.

           Section 10. Liability and Indemnity of the
Administrator. Neither the Administrator nor any of its affiliates, securityholders, directors, officers or employees will have any liability to the Company, or securityholders of the Company, or others except by reason of acts or omissions constituting gross negligence or willful breach of any of its material obligations under this Agreement. The Company shall indemnify and reimburse (if necessary) the Administrator, its securityholders, directors, officers, employees and agents for any and all expenses (including without limitation attorneys' fees), losses, damages, liabilities, demands and charges of any nature whatsoever in respect of or arising from any acts or omissions by the Administrator pursuant to this Agreement, provided that the conduct against which the claim is made was determined by such person, in good faith, to be in the best interest of the Company and was not the result of gross negligence by such person or willful breach of any of such person's material obligations by such person. The Administrator agrees that any such indemnification is recoverable only from the assets of the Company and not from its securityholders.

           Section 11. No Joint Venture or Partnership. Nothing in this Agreement shall be deemed to create a partnership or joint venture between the parties, whether for purposes of taxation or otherwise.

           Section 12. Notices. Unless expressly provided otherwise herein, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be made by hand delivery, certified mail, overnight courier service, telex or telecopier. Any notice shall be duly addressed to the parties as follows:

           If to the Company:

              BNP U.S. Funding L.L.C.
              499 Park Avenue
              New York, New York 10022
              Attention:  Bruno Di Nardo, Secretary
              Telephone Number:  (212) 415-9645
              Facsimile Number:  (212) 415-9696


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           If to the Administrator:

              Banque Nationale de Paris, New York Branch
              499 Park Avenue
              New York, New York 10022
              Attention:  Jean-Pierre Beck
              Telephone Number:  (212) 415-9630
              Facsimile Number: (212) 415-9629

           Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this
Section 12 for the giving of notice.

           Section 13. Severability. If any term or provision of this Agreement or the application thereof with respect to any Person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of that term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

           Section 14. Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York.

Banque Nationale de Paris,          BNP U.S. Funding L.L.C.
acting through its
New York Branch


By: /s/ Bruno Di Nardo              By: /s/ Eric Deudon
   ----------------------------        ----------------------------
    Name: Bruno Di Nardo                Name: Eric Deudon
    Title: Senior Vice-President        Title: President and Director



By: /s/ Patrick Saurat              By: /s/ Jean-Pierre Beck
   ----------------------------        ----------------------------
    Name: Patrick Saurat                Name: Jean-Pierre Beck
    Title: Senior Vice-President        Title: Director
           and Chief Administrative
           Officer



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